United States Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Global Digital Solutions, Inc.
 (Name of Registrant As Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

GLOBAL DIGITAL SOLUTIONS, INC.
777 SOUTH FLAGLER DRIVE, SUITE 800, WEST TOWER
WEST PALM BEACH, FL 33401
December 7, 2018

Dear Stockholder:

I invite you to attend the 2019 Annual Meeting of Stockholders of Global Digital Solutions, Inc. (“Annual Meeting”). The Annual Meeting will be held at 9:00 EST on January 31, 2019, at the offices of First Capital Real Estate Investment, 2355 Gold Meadow Way, Suite 160, Gold River, California 95670.

Under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about December 18th, 2018, we expect to mail to our shareholders a Notice and Access to Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2018 Proxy Statement and 2017 Annual Report to shareholders. The Notice also provides instructions on how to vote online and includes instructions on how to receive a paper copy of the proxy materials by mail. On or about December 18, 2018, we expect to mail to our Shareholders a Notice and Access card of internet availability.

On the following pages, you will find the Notice of our 2019 Annual Meeting of Stockholders and the Proxy Statement that describes the matters to be considered at the Annual Meeting. We also have enclosed your Proxy Card and our Annual Report for the year ended December 31, 2017. You will find voting instructions on the Notice and Access card you received, as well as your voting codes. If your shares are held in “street name” (that is, held for your account by a broker or other nominee) and you have elected not to be solicited, your materials will be forwarded to you as an Objecting Beneficial Owner by your broker.

The Annual Meeting is an excellent opportunity to learn more about the business and operations of Global Digital Solutions, Inc. We hope you will be able to attend.

Thank you for your ongoing support and continued interest in Global Digital Solutions, Inc.

Sincerely yours,
/s/ William Delgado
William Delgado
Chief Executive Officer

i

YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY IN THE MANNER EASIEST FOR YOU PURSUANT TO THE INSTRUCTIONS IN THE NOTICE AND ACCESS TO INTERNET AVAILABILITY OF PROXY MATERIALS IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. IF YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS, A RETURN ENVELOPE WILL BE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 31, 2019.

Internet Availability of Proxy Materials

Under rules recently approved by the Securities Exchange Commission (“SEC”), the Company is now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to shareholders of record and on the Notice and Access to Internet Availability of Proxy Materials (the “Notice”) sent to shareholders who hold their shares in “street name” (i.e., in the name of a broker, bank or other record holder). The Notice will also include instructions for shareholders who hold their shares in street name on how to access the proxy card to vote over the Internet. Voting over the Internet will not affect your right to vote in person if you decide to attend the Annual Meeting; however, if you wish to revoke your proxy, you must first notify the Corporate Secretary of your intent to vote in person, and vote your shares at the Annual Meeting. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. Please access and review the proxy materials before voting.

The Proxy Statement and our 2017 Annual Report to Stockholders will be available at: https://www.iproxydirect.com/GDSI.

ii

GLOBAL DIGITAL SOLUTIONS, INC.
777 SOUTH FLAGLER DRIVE, SUITE 800, WEST TOWER
WEST PALM BEACH, FL 33401

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME:

January 31, 2019, at 9:00 a.m. PST

PLACE:

Offices of First Capital Real Estate Investment, 2355 Gold Meadow Way, Suite 160, Gold River, California 95670.

ITEMS OF BUSINESS:

●
A proposal to elect one (1) member of the Board to a one-year term;

●
A proposal to ratify the appointment of Turner, Stone & Company, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

●
A proposal to approve an amendment to our Articles of Incorporation to increase our authorized common shares to Two Billion (2,000,000,000) shares from the current Six Hundred Fifty Million (650,000,000) shares. The par value of the common shares will not be changed;

●
A proposal to approve a Special Litigation Committee, consisting of William Delgado, to investigate the claims and allegations in litigations deriving from the conduct of the Board of Directors and the Officers leading to the Securities and Exchange Commission complaint (the “Litigations”), to evaluate whether the Company should pursue any of the claims asserted in the Litigations, and to prepare such reports, arrive at such decisions, and take such other actions in connection with the Litigations as the Special Litigation Committee in its discretion deems appropriate and in the best interests of the Company and its stockholders, in accordance with New Jersey law, and:

●
To transact such other business as may properly come before the Annual Meeting.

RECORD DATE:

You are entitled to vote if you were a stockholder of record at the close of business on December 13th, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on January 31, 2019. Our Proxy Statement is attached. Financial and other information concerning Global Digital Solutions, Inc., is contained in our Annual Report to shareholders for the fiscal year ended December 31, 2017. The Proxy Statement and our fiscal 2017 Annual Report to shareholders will be available on the Internet at https://www.iproxydirect.com/GDSI.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy in order to ensure the presence of a quorum.

Registered holders may vote by internet, mail, fax or telephone. Please follow the instructions on the Notice and Access to Internet Availability of Proxy Materials.
Beneficial Stockholders may vote if your shares are held in the name of a broker, bank or other holder of record, following the voting instructions you receive from the holder of record to vote your shares.

Any Proxy may be revoked at any time prior to its exercise at the Annual Meeting. Shareholders are not entitled to assert dissenter rights under NJ Rev Stat § 14A:11-1 (2013).

By Order of the Board of Directors,
/s/ William Delgado
December 4, 2018	William Delgado
New York, NY	Chief Executive Officer

iii

GLOBAL DIGITAL SOLUTIONS, INC.
777 SOUTH FLAGLER DRIVE, SUITE 800, WEST TOWER
WEST PALM BEACH, FL 33401

PROXY STATEMENT
FOR 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 31, 2019

This Proxy Statement is being provided to you by Global Digital Solutions, Inc.’s Board of Directors (the “Board”) in connection with our 2019 Annual Meeting of Stockholders. The Annual Meeting will be held at 9:00 a.m. PST on January 31, 2019, at the offices of First Capital Real Estate Investment, 2355 Gold Meadow Way, Suite 160, Gold River, CA 95670, for the purposes set forth in the accompanying Notice of 2019 Annual Meeting of Stockholders and this Proxy Statement. We expect to mail this information to stockholders entitled to vote at the Annual Meeting on or about December 18th, 2018.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked to consider and act upon:

(1) A proposal to elect one (1) member of the Board to a one-year term;

(2) A proposal to ratify the appointment of Turner, Stone & Company, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

(3) A proposal to approve an amendment to our Articles of Incorporation to increase our authorized common shares to Two Billion (2,000,000,000) shares from the current Six Hundred Fifty Million (650,000,000) shares. The par value of the common shares will not be changed;

(4) A proposal to approve a Special Litigation Committee, consisting of William Delgado, to investigate the claims and allegations in litigations deriving from the conduct of the Board of Directors and the Officers leading to the Securities and Exchange Commission complaint (the “Litigations”), to evaluate whether the Company should pursue any of the claims asserted in the Litigations, and to prepare such reports, arrive at such decisions, and take such other actions in connection with the Litigations as the Special Litigation Committee in its discretion deems appropriate and in the best interests of the Company and its stockholders, in accordance with New Jersey law; and

(5) Such other business as may properly come before the Annual Meeting.

The Board knows of no other business to be presented for consideration at the Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

INFORMATION ABOUT THE ANNUAL MEETING, PROXIES, PROPOSALS AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders, whom we also refer to as shareholders in this Proxy Statement, will consider and vote on the following matters:

(1) The election of the nominees named in this Proxy Statement to our Board, each for a term of one year; and

(2) The ratification of the appointment of Turner, Stone & Company, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

(3) The approval of an amendment to our Articles of Incorporation to increase our authorized common shares to Two Billion (2,000,000,000) shares from the current Six Hundred Fifty Million (650,000,000) shares. The par value of the common shares will not be changed;

(4) The approval of a Special Litigation Committee to investigate the claims and allegations in the Litigations, to evaluate whether the Company should pursue any of the claims asserted in the Litigations, and to prepare such reports, arrive at such decisions, and take such other actions in connection with the Litigations as the Special Litigation Committee in its discretion deems appropriate and in the best interests of the Company and its stockholders, in accordance with New Jersey law;

The shareholders will also act on any other business that may properly come before the meeting.

Who can vote?

To be able to vote, you must have been a Global Digital Solutions, Inc., shareholder of record at the close of business on December 13, 2018. This date is the Record Date for the Annual Meeting. Shareholders of record who own our voting securities at the close of business on December 13, 2018, are entitled to vote on each proposal at the Annual Meeting.

How many votes do I have?

Each share of our common stock that you own on the Record Date entitles you to one vote on each matter that is voted on.

Is my vote important?

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the options for voting below. Choose the way to vote that is easiest and most convenient for you and cast your vote as soon as possible.

How do I vote?

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote in one of five ways as follows:

(1) You may vote over the Internet. If you have Internet access, you may vote your shares by following the Internet instructions on the Notice and Access to Internet Availability of Proxy Materials (the “Notice”) that was mailed to you.

(2) You may vote by mail. If you wish to vote by mail, you should follow the instructions on the proxy card. Shares represented by written proxy that are properly dated, executed and returned will be voted at the Annual Meeting in accordance with the instructions on such written proxy. The shares you own will be voted according to your instructions on the Proxy Card you mail. If you return the Proxy Card, but do not give any instructions on a particular matter described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board. If no specific instructions are given, shares will be voted: (1) FOR the election of the director nominees described in the proxy statement; and (2) FOR the ratification of the selection of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Such shares may also be voted by the named proxies for such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

(3) You may vote by telephone. Stockholders who wish to vote by telephone should follow the instructions on the proxy card. Shares voted by telephone or represented by written proxies that are properly dated, executed and returned will be voted at the annual meeting in accordance with the instructions given by telephone. If no specific instructions are given, shares will be voted: (1) FOR the election of the director nominees described in the proxy statement; and (2) FOR the ratification of the selection of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Such shares may also be voted by the named proxies for such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

(4) You may vote by fax: If you wish to vote by fax, you should follow the instructions on the proxy card. Shares represented by written proxy that are properly dated, executed and faxed will be voted at the Annual Meeting in accordance with the instructions on such written proxy. The shares you own will be voted according to your instructions on the Proxy Card you mail. If you fax the Proxy Card, but do not give any instructions on a particular matter described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board. If no specific instructions are given, shares will be voted: (1) FOR the election of the director nominees described in the proxy statement; and (2) FOR the ratification of the selection of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Such shares may also be voted by the named proxies for such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

(5) You may vote in person. If you attend the meeting, you may vote by delivering your completed Proxy Card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

Under rules recently approved by the Securities Exchange Commission (“SEC”), the Company is now furnishing proxy materials on the Internet instead of mailing paper copies of the materials to each shareholder of record. We elected to make this proxy statement and our Annual Report available to our stockholders on the Internet to reduce printing and shipping costs and diminish the effect of our Annual Meeting on the environment. Instructions on how to access and review the proxy materials on the Internet can be found on the Proxy Card sent to shareholders of record and on the Notice and Access to Internet Availability of Proxy Materials (the “Notice”) sent to shareholders who hold their shares in “street name” (i.e. in the name of a broker, bank or other record holder). The Notice will also include instructions for shareholders who hold their shares in street name on how to access the Proxy Card to vote over the Internet. Voting over the Internet will not affect your right to vote in person if you decide to attend the Annual Meeting; however, if you wish to revoke your proxy, you must first notify the Corporate Secretary of your intent to vote in person, and vote your shares at the Annual Meeting.

On or about December 18, 2018, we will send all stockholders of record as of December 13, 2018, a Notice instructing them as to how to receive their proxy materials via the Internet this year. The proxy materials will be available on the Internet as of December 18, 2018.

Where and when will the meeting be held?

The 2019 Annual Meeting will be held at 9:00 a.m. PST on January 31, 2019, at the offices of First Capital Real Estate Investment, 2355 Gold Meadow Way, Suite 160, Gold River, California 95670.

How can I obtain directions to the meeting?

For directions to the location of our 2019 Annual Meeting, please visit our proxy voting website at https://www.iproxydirect.com/GDSI and refer to the address in the proxy statement.

Who is soliciting my proxy?

Our Board is soliciting your proxy to vote at our 2019 Annual Meeting. By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at our Annual Meeting as you have instructed.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Direct Transfer LLC, you are considered, with respect to those shares, the “stockholder of record” and the Notice has been directly sent to you by us. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name” and, accordingly, the Notice may be forwarded to you by your broker, bank, or company appointed designee.

Can I change my vote after I have mailed my Proxy Card or after I have voted my shares?

Yes. You can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

●
signing another proxy with a later date;
●
giving our Corporate Secretary a written notice before or at the meeting that you want to revoke your proxy; or
●
voting in person at the meeting.

Your attendance at the meeting alone will not revoke your proxy.

Can I vote in person at the meeting if my shares are held in “street name”?

Yes, if your shares are held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the record date (December 13, 2018) in order to be admitted to the meeting on January 31, 2019. To be able to vote your shares held in street name at the meeting, you will need to obtain a Proxy Card from the holder of record.

What if I do not mark the boxes on my Proxy Card?

Any Proxy Card returned without directions given will be voted “FOR” all proposals presented.

Who pays for the solicitation of Proxies?

The solicitation of proxies is made on behalf of the Board. We pay all costs to solicit these proxies. Our officers, directors and employees may solicit proxies but will not be additionally compensated for such activities. We are also working with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. We will reimburse their reasonable expenses.

Who is entitled to vote at the 2019 Annual Meeting?

Stockholders of record at the close of business on December 13, 2018, which we refer to herein as the Record Date, will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting. Our voting stock is comprised of our common stock, of which five hundred sixty-six million five hundred eighty-four thousand nine hundred five (566,584,905) shares were issued and outstanding as of the Record Date and our Preferred Shares of one million (1,000,000) shares constituting a voting block of 33.2 to 1 or the common share equivalent of 332,012,222.

What happens if additional matters or amendments to matters are presented at the Meeting?

Other than the proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Meeting or with respect to any amendments or variations to the proposals described in this Proxy Statement.

With respect to any matter that is properly brought before the meeting, the election inspectors will treat abstentions as unvoted.

Establishing a Quorum and Votes Required

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present in person or represented by valid proxies. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum, even if you abstain or fail to vote on any of the proposals listed on the proxy card. A quorum consists of the holders of a majority of the shares of stock issued and outstanding on December 13, 2018, the Record Date. In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

If I don’t vote, how will the shares I own in my brokerage account be voted?

Abstentions and broker non-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting. A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Non-routine matters would be those matters more likely to affect the structure and operations of the Company, which would have a greater impact on the value of the underlying security. Examples of non-routine matters include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization. In general, routine matters are those matters that do not propose to change the structure, bylaws or operations of the Company. An example of such matters is approval of the auditors. Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to routine matters, which require the approval of only a majority of the shares of common stock present and voting at the meeting. However, with respect to non-routine matters, abstentions and broker non-votes generally have the effect of a vote “against” a non-routine proposal since a majority of the shares of common stock outstanding must be voted in present or by proxy at the meeting. If your shares are held in the name of a brokerage firm, and you do not tell your broker how to vote your shares (a "broker non-vote"), the broker can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.

What vote is required for each item?

Election of Directors. A nominee will be elected to the Board if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election, with abstentions and “broker non-votes” counting as votes “against” the nominee. If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.

If you do not instruct your broker how to vote with respect to the election of directors, your broker may not vote with respect to this proposal. If an uncontested incumbent director nominee receives a majority of votes “against” his election, the director must tender a resignation from the Board. The Board will then decide whether to accept the resignation within 90 days following certification of the shareholder vote. We will publicly disclose the Board’s decision and its reasoning with regard to the offered resignation.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the total number of votes cast at the meeting is needed to ratify the selection of Turner, Stone & Company, LLP, as our independent registered public accounting firm.

Who will count the votes?

The votes will be counted, tabulated and certified by Issuer Direct, our proxy agent.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding) or (2) there is a contested election for the Board. The Inspector of Elections will forward any written comments that you make on the Proxy Card to management without providing your name, unless you expressly request disclosure on your Proxy Card.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote FOR all of the proposals.

Where can I find the voting results?

We will report the voting results on Form 8-K within four business days after the end of our Annual Meeting.

Could other matters be considered and voted upon at the meeting?

Our Board does not expect to bring any other matter before the Annual Meeting and is not aware of any other matter that may be considered at the meeting. In addition, pursuant to our bylaws, the time has elapsed for any stockholder to properly bring a matter before the meeting. However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

What happens if the meeting is postponed or adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until the meeting is held and votes are accordingly tabulated.

How can I obtain a paper copy of the proxy materials?

You can request a paper copy of the proxy materials at no charge by following the instructions included in the Notice and Access to Internet Availability of Proxy Materials. If you do not make a request for a paper copy of the proxy materials, you will not otherwise receive a paper copy.

How can I obtain an Annual Report on Form 10-K?

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 is available on the Securities & Exchange Commission website at http://www.sec.gov. If you would like a copy of our Annual Report on Form 10-K or any of its exhibits, we will send you one without charge. Please follow the instructions on the Notice.

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting of Stockholders or your ownership of our common stock, please contact William Delgado, Chief Executive Officer, at:

Global Digital Solutions, Inc.
Attn: William Delgado, Chief Executive Officer
777 South Flagler Drive, Suite 800, West Tower
West Palm Beach, FL 33401
Phone: (561) 515-6198
Email: info@gdsi.co

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Notice and Access to Internet Availability of Proxy Materials (“Notice”) to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of the Notice and future stockholder communication documents to any stockholder at a shared address to which a single copy of these materials were delivered, or deliver a single copy of these materials and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above. Stockholders may also address future requests regarding delivery of proxy materials and/or annual reports by contacting us at the address noted above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows ownership of our common stock on December 18, 2018, based on five hundred sixty-six million five hundred eighty-four thousand nine hundred five (566,584,905) shares of common stock outstanding on that date, by (i) each director, (ii) our named executive officers, (iii) all of our directors and executive officers as a group and (iv) each person or entity known to us to own beneficially more than five percent (5%) of our capital stock. Except to the extent indicated in the footnotes to the following table, the person or entity listed has sole voting and dispositive power with respect to the shares that are deemed beneficially owned by such person or entity, subject to community property laws where applicable.

Percentage of
	Shares of	Shares of	Total Shares	Outstanding
	Common	Preferred	Beneficially	Common
Name	Stock	Stock	Owned	Stock

Directors and Named Executive Officers
William Delgado	-	1,000,0001	3,322,032 Direct	0.556%
Jerome Gomolski	-	-	-	-

1 The issued and outstanding Preferred Shares of one million (1,000,000) shares constituting a voting block of 33.2 to 1 or the common share equivalent of 332,012,222

Change in Control

We are not aware of any arrangement that might result in a change in control of our Company in the future.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

None

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board has nominated the sole director of our Board to be re-elected at the Annual Meeting to serve a one-year term until the 2020 Annual Meeting of stockholders and until his respective successors are elected and qualified. The nominee has agreed to serve if elected.

Set forth below is information regarding the nominee, as of December 18, 2018, including his age, position with Global Digital Solutions, Inc., recent employment and other directorships.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF DIRECTORS FOR EACH NOMINEE.

The person who has been nominated for election at the Annual Meeting to serve on our Board are named in the table below. Proxies cannot be voted for a greater number of persons than the number of nominees named. All directors of our Company hold office until the next Annual Meeting of our shareholders and until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal. The following table sets forth the name, position and age of our executive officer and director. Our board of directors elects officers and their terms of office are at the discretion of our board of directors.

	Position Held		Appointed or
Name	with the Company	Age	Elected
William Delgado	Chairman and CEO	59	May 13, 2016

Business Experience

The following is a brief account of the education and business experience during at least the past five years of our director and executive officer, indicating his principal occupations during that period, and the name and principal business of the organizations in which such occupation and employment were carried out.

Board of Directors

William Delgado, Chairman and CEO

Mr. Delgado served as our President, Chief Executive Officer and Chief Financial Officer from August 2004 to August 2013. Effective August 12, 2013, Mr. Delgado assumed the position of Executive Vice President, and was responsible, along with Mr. Sullivan, for business development. Mr. Delgado has over 33 years of management experience including strategic planning, feasibility studies, economic analysis, design engineering, network planning, construction and maintenance. He began his career with Pacific Telephone in Outside Plant Construction. He moved to the network engineering group and concluded his career at Pacific Bell as the Chief Budget Analyst for the Northern California region. Mr. Delgado founded All Star Telecom in late 1991, specializing in OSP construction and engineering and systems cabling. All Star Telecom was sold to International FiberCom in April of 1999. After leaving International FiberCom in 2002, Mr. Delgado became President/CEO of Pacific Comtel in San Diego, California. After the Company acquired Pacific Comtel in 2004, Mr. Delgado became Director, President, CEO and CFO of the Company. Management believes that Mr. Delgado’s many years of business experience uniquely qualify him for his positions with the Company.

On May 13, 2016, Mr. Delgado assumed the role of Chief Executive Officer and Chariman of the Board of Directors and currently serves in that position.

CORPORATE GOVERNANCE

We currently act with one (1) director: William Delgado.

We do not have a standing audit and compensation committee.

All proceedings of our Board were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on those resolutions at a meeting of the directors are, according to the corporate laws of the State of New Jersey and the bylaws of our Company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Nomination Process

As of December 13, 2018, we had not implemented any material changes to the procedures by which our shareholders may recommend nominees to our Board. Our Board does not have a policy with regards to the consideration of any director candidates recommended by our shareholders. Our Board has determined that it is in the best position to evaluate our Company’s requirements as well as the qualifications of each candidate when the Board considers a nominee for a position on our Board. The Board believes that, given the early stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board, and we do not have any specific process or procedure for evaluating such nominees. The Board assesses all candidates, whether submitted by management or shareholders, and makes recommendations for election or appointment.

Our Company does not have any defined policy or procedure requirements for shareholders to submit recommendations or nominations for directors. A shareholder who wishes to communicate with our Board may do so by directing a written request to the following address:

Global Digital Solutions, Inc.
Attn: William Delgado, Chief Executive Officer
777 South Flagler Drive, Suite 800, West Tower
West Palm Beach, FL 33401
Phone: (561) 515-6198
Email: info@gdsi.co

The Board has nominated the one (1) member of our current Board to be re-elected at the Annual Meeting to serve a one-year term until the 2020 Annual Meeting of stockholders and until his respective successors are elected and qualified. The nominee has agreed to serve if elected.

Audit Committee Financial Expert

Our Board has determined that we do not have a board member that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. We believe that our Board is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following table summarizes the compensation of each named executive for the fiscal years ended December 31, 2017 and 2016 awarded to or earned by (i) each individual serving as our principal executive officer and principal financial officer of the Company and (ii) each individual that served as an executive officer of the Company at the ends of such fiscal years who received compensation in excess of $100,000.

	Annual Compensation
				Option	All Other
Name and Principal Position	Year	Salary	Bonus	Awards	Compensation	Total ($)

Chief Executive Officer
William Delgado	2017	$240,000	$—	$—	$—	$240,000
	2016	$70,000	$—	$20,740	$—	$90,740

Compensation of Directors

We currently have no formal plan for compensating our directors for their services in their capacity as directors, although we may elect to issue stock options to such persons from time to time. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Equity Compensation Plan Information and Stock Options

There are no arrangements or plans in which we provide equity compensation for directors or executive officers.

Stock Option Awards

There are no arrangements or plans in which we provide stock options compensation for directors or executive officers.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board has, subject to the ratification of the stockholders, appointed Turner, Stone & Company, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF TURNER, STONE & COMPANY, LLP, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

Turner, Stone & Company, LLP, will not have a representative at the Annual Meeting.

FEES PAID TO TURNER, STONE & COMPANY, LLP

Quarter Ending September 30, 2018
Audit Fees (1)	$127,500.00
Audit-Related Fees (2)	$10,500.00
Tax Fees	$-
Subtotal	$-
All Other Fees	$-
Total Fees	$138,000.00

(1)
Audit Fees. These are fees for professional services for the audit of our third-quarter financial statements dated September 31, 2018, included in our Quarterly Report on Form 10-Q. The fees were billed and paid during the fourth quarter of 2018.

(2)
Audit-Related Fees. These are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including financial disclosures made in our equity finance documentation and registration statements filed with the SEC that incorporate financial statements and the auditors’ report thereon, and reviewed with our Audit Committee on financial accounting/reporting standards.

PROPOSAL NO. 3

INCREASE IN THE NUMBER OF AUTHORIZED COMMON SHARES

The current Articles of Incorporation state that the number of authorized shares of Common Stock is limited to 650,000,000 shares. As of December 5, 2018, a total of 579,525,814 shares of Common Stock were issued and outstanding. The purpose of the increase in the authorized Common Stock is to provide our Company’s management with certain abilities including, but not limited to, issuance of Common Stock to be used for public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transactions, and other general corporate purposes.

Our Board of Directors and majority shareholders approved the Amendment to increase the number of authorized shares of Common Stock to 2,000,000,000 shares.

The Amendment for the increase in authorized shares will become effective upon filing of the Amendment promptly following the annual meeting.

Distribution and Costs

We will pay the cost of preparing, printing and distributing this proxy statement.

Absence of Dissenters’ Rights of Appraisal

Neither the adoption by the board of directors nor the approval by the Majority Stockholder of the amendment to our articles of incorporation provides shareholders any right to dissent and obtain appraisal of or payment for such shareholder's shares under the New Jersey corporate law, the articles of incorporation or the bylaws.

Potential Anti-Takeover Effects of Amendment

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. The increase in authorized Common Stock may make it more difficult or prevent or deter a third party from acquiring control of our Company or changing our Board and management, as well as inhibit fluctuations in the market price of our Company’s shares that could result from actual or rumored takeover attempts. The proposed increased in our authorized Common Stock is not the result of any such specific effort, rather, as indicated below, the purpose of the increase in the authorized Common Stock is to provide our Company’s management with certain abilities, and not to construct or enable any anti-takeover defense or mechanism on behalf of our Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent Shareholders, our Company presently has no intent or plan to employ any additional authorized shares as an anti-takeover device.

Other than this proposal, our Board of Directors does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

Our Articles of Incorporation and Bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its board of directors and management. According to our Bylaws and Articles of Incorporation, the holders of the Company’s common stock do not have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of the Company’s issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace the Company’s board of directors or for a third party to obtain control of the Company by replacing its board of directors.

Potential Dilution Effects of Amendment

The increase in our authorized shares could result in dilution to our current shareholders, if the Company issues additional shares of common stock. Any dilution to our current shareholders would result in less voting power than was held by our current shareholders prior to any issuance of additional common shares.

PROPOSAL NO. 4

AUTHORIZATION OF A SPECIAL LITIGATION COMMITTEE

Certain current and former directors and officers of the Company are parties to certain derivative litigations (referred to collectively, along with any related derivative actions subsequently filed, as the “Litigations”). The claims asserted in the Litigations are assets of the Company. The Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company and its shareholders to form a Special Litigation Committee of the Board (“Special Litigation Committee”) to investigate and evaluate the claims and allegations asserted in the Litigations and to make a determination as to how the Company should proceed with respect to the Litigations and the asserted claims and allegations.

The Board has determined that it is advisable and in the best interests of the Company and its shareholders that a Special Litigation Committee shall investigate the claims and allegations in the Litigations and evaluate whether the Company should pursue any of the claims asserted in the Litigations, as well as prepare such reports, arrive at such decisions, and take such other actions in connection with the Litigations, as the Special Litigation Committee in its discretion deems appropriate and in the best interests of the Company and its stockholders, in accordance with New Jersey law.

Upon approval, the Board of Directors will appoint independent and disinterested directors to serve on the Special Litigation Committee, or, in the alternative, appoint a special counsel to report to the board on his investigation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No director, executive officer, principal shareholder holding at least 5% of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction, during the year ended December 31, 2018, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last three completed fiscal years.

OTHER BUSINESS

Management knows of no other matters that may be properly presented at the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes of ownership of such securities with the SEC. All reports were filed as of November 30, 2018.

STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

Under SEC rules, if a stockholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2019 Annual Meeting of stockholders, the proposal must be received by us, attention: William Delgado, Chief Executive Officer, at our principal executive offices by December 18, 2018. Also in accordance with SEC guidelines, if a stockholder notifies us of that stockholder’s intent to present a proposal at our 2019 Annual Meeting of stockholders after December 18, 2018, we may, acting through the persons named as proxies in the proxy materials for that meeting, exercise discretionary voting authority with respect to the proposal without including information about the proposal in our proxy materials. However, in either case, if the date of the 2019 Annual Meeting is changed by more than 30 days from the date of the 2019 Annual Meeting, then the deadline would be a reasonable time before we begin to print and mail our proxy materials.

DELIVERY OF VOTING MATERIALS

To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one Global Digital Solutions, Inc., stock account, we are taking advantage of “house-holding” rules that permit us to deliver only one Notice and Access to Internet Availability of Proxy Materials to stockholders who share an address unless otherwise requested. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. If you wish to revoke a consent previously provided to your broker, you must contact the broker to do so. In any event, if you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future Annual Meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by either: (i) telephoning us at (866) 752-8683; (ii) sending a letter to us at Issuer Direct, 500 Perimeter Park Drive, Suite D, Morrisville, North Carolina 27560, Attention: Global Digital Solutions, Inc.; or (iii) sending an e-mail to us at proxy@iproxydirect.com. If you hold your shares through a broker, you can request a single copy of materials for future meetings by contacting the broker.

By Order of the Board of Directors,
/s/ William Delgado
December 7, 2018	William Delgado
New York, NY	Chief Executive Officer